INNOVATE Corp. 2025 INNOVATE Corp. Q2 2025 Earnings Release Supplement August 5, 2025

INNOVATE Corp. 2025 Safe Harbor Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, "forward-looking statements." Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Such forward-looking statements are based on current expectations and inherently involve certain risks, assumptions and uncertainties. The forward-looking statements in this presentation include, without limitation, any statements regarding INNOVATE’s plans and expectations for future growth and ability to capitalize on potential opportunities, the achievement of INNOVATE’s strategic objectives, negotiation of definitive terms, holder participation, fulfillment or waiver of closing conditions and successful settlement of each of the refinancing transactions described in this presentation, expectations for performance of new projects and realization of revenue from the backlog at DBMG and the Infrastructure segment, anticipated success from the continued sale of new products in the Life Sciences segment, necessary regulatory approvals of products and potential applications of the TGFR with clinicians in the Life Sciences segment, potential commercial opportunities in datacasting, the deployment of new technologies and launching of new networks and stations at the Spectrum segment, our ability to remain in compliance with the NYSE's continued listing standards, and changes in macroeconomic and market conditions and market volatility, including interest rates, the value of securities and other financial assets, and the impact of such changes and volatility on INNOVATE’s financial position. Such statements are based on the beliefs and assumptions of INNOVATE’s management and the management of INNOVATE’s subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but these statements are not guarantees of performance, results or the creation of stockholder value and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, including those that may be identified in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q, and 8-K. Such important factors include, without limitation: our dependence on distributions from our subsidiaries to fund our operations and payments on our obligations; our ability to continue operating as a going concern; the impact on our business and financial condition of our substantial indebtedness and any significant additional indebtedness and other financing obligations we may incur; our possible inability to raise additional capital when needed or refinance our existing debt, on attractive terms, or at all; our dependence on the retaining and recruitment of key personnel; volatility in the trading price of our common stock; the impact of potential supply chain disruptions, labor shortages and increases in overall price levels, including in steel and transportation costs; interest rate environment; developments relating to the ongoing hostilities in Ukraine and Israel; increased competition in the markets in which our operating segments conduct their businesses; our ability to successfully identify any strategic acquisitions or business opportunities; uncertain global economic conditions in the markets in which our operating segments conduct their businesses; changes in regulations and tax laws; covenant noncompliance risk; tax consequences associated with our acquisitions, holding and disposition of target companies and assets; the ability of our operating segments to attract and retain customers; our expectations regarding the timing, extent and effectiveness of any cost reduction initiatives and management’s ability to moderate or control discretionary spending; our expectations and timing with respect to any strategic dispositions and sales of our operating subsidiaries, or businesses; and the possibility of indemnification claims arising out of divestitures of businesses. Although INNOVATE believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to INNOVATE or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, INNOVATE undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

INNOVATE Corp. 2025 Safe Harbor Disclaimers 3 Non-GAAP Financial Measures In this earnings release supplement, INNOVATE refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), including Total Adjusted EBITDA (excluding discontinued operations, if applicable) and Adjusted EBITDA for its operating segments. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Adjusted EBITDA Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-U.S. GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) attributable to INNOVATE Corp., excluding: discontinued operations, if applicable; depreciation and amortization; other operating (income) loss, which is inclusive of (gain) loss on sale or disposal of assets, lease termination costs, (gains) losses on lease modifications, and asset impairment expense; interest expense; other (income) expense, net; income tax expense (benefit); non-controlling interest; share-based compensation expense; realignment and exit costs; and acquisition and disposition costs. Third Party Sources Third party information presented in this earnings release supplement is based on sources we believe to be reliable; however, there can be no assurance information so presented will prove accurate in whole or in part.

INNOVATE Corp. 2025 Second Quarter 2025 Highlights 4 ■ On August 4, 2025, INNOVATE closed a series of previously announced indebtedness refinancing transactions that, among other things, extend the Company's debt maturities. ■ DBM Global Inc.'s ("DBMG") adjusted backlog, which takes into consideration awarded but not yet signed contracts, remained strong at $1.3 billion in the second quarter. ■ R2 Technologies, Inc. ("R2") grew revenue 88.2% to $3.2 million over the prior year period. ■ Spectrum reported second quarter revenue of $5.7 million and Adjusted EBITDA of $1.0 million. DBMG increased backlog year-over-year; R2 remains on its growth trajectory; Spectrum launched broadcast station for large mobile carrier.

Segment Highlights

INNOVATE

Infrastructure Highlights

- Reported backlog and total adjusted backlog[1] of $1.3B.
- Will add approximately $400M of new awards to adjusted backlog[1] during the third quarter.
- Gross margin decreased in the second quarter over the prior year period to 17.9%.

Life Sciences Highlights

MediBeacon

- MediBeacon continues to make steady traction in exploring the potential application for transdermal GFR monitoring system with clinicians in hospitals.

R2 Technologies

- Q2 2025 LTM revenue up 179.2% from the same period year-over-year.
- R2 continued its strong momentum with increased shipments outside North America.

Spectrum Highlights

HC2 Broadcasting

- Launched three ATSC 3.0 stations for a large mobile carrier and will be exploring new datacasting commercial opportunities.

(1) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Q2 2025 QTD Financial Highlights

INNOVATE

Revenue

($ millions)	2Q25	2Q24
Infrastructure	$ 233.1	$ 305.2
Life Sciences	3.2	1.7
Spectrum	5.7	6.2
Consolidated INNOVATE	**$ 242.0**	**$ 313.1**

Net income (loss) Attrib. to INNOVATE Corp. & Adjusted EBITDA

($ millions)	2Q25 NI[1]	2Q25 Adjusted EBITDA[2]	2Q24 NI[1]	2Q24 Adjusted EBITDA[2]
Infrastructure	$ 5.5	$ 19.3	$ 21.0	$ 32.5
Life Sciences	(6.5)	(2.6)	(3.8)	(4.8)
Spectrum	(6.1)	1.0	(5.0)	1.5
Non-Operating Corporate	(12.7)	(2.0)	2.1	(2.5)
Other & Eliminations	—	—	0.1	—
Consolidated INNOVATE	**$ (19.8)**	**$ 15.7**	**$ 14.4**	**$ 26.7**

Consolidated Q2 Results

- Revenue decreased $71.1M or 22.7% primarily by our Infrastructure segment and to a lesser extent by our Spectrum segment, which was partially offset by an increase at our Life Sciences segment. The decrease at our Infrastructure segment was primarily driven by the timing and size of projects at Banker Steel, DBMG's commercial structural steel fabrication and erection business, the industrial maintenance and repair business and the construction modeling and detailing business, including the effect of changes in estimated costs to complete those projects recognized in the ordinary course of business in the comparable period, which also had increased activity in the comparable period on certain large commercial construction projects that have since been completed or are nearing completion in the current period. The decrease at our Spectrum segment was primarily driven by the loss of certain customers and a decrease in direct response advertising, which was partially offset by the launch of new networks subsequent to the comparable period. The increase at our Life Sciences segment was attributable to R2 Technologies, primarily driven by increases in Glacial Spa unit sales, consumable sales and Glacial fx unit sales outside North America, as well as an increase in Glacial fx unit sales and consumable sales in North America. The increase was partially offset by a decrease in Glacial Rx unit sales in North America.
- Net loss attributable to INNOVATE Corp. of $19.8M
- Adjusted EBITDA[2] decreased by $11.0M to $15.7M primarily driven by our Infrastructure segment and to a lesser extent our Spectrum segment, which was partially offset by our Life Sciences segment and to a lesser extent our Non-Operating Corporate segment.

Infrastructure

- Net Income of $5.5M[1]
- Adjusted EBITDA[2] down $13.2M year-over-year primarily driven by a decrease in revenue and gross margins DBMG's commercial structural steel fabrication and erection business, a decrease in revenue at Banker Steel and a decrease in revenue and gross margins at the construction modeling and detailing business, due to timing of certain large commercial construction projects that have since been completed or are nearing completion in the current period. This decrease was partially offset by a an improvement in gross margins at the industrial maintenance and repair business, and a decrease in recurring selling, general and administrative ("SG&A") expenses, primarily driven by a decrease in compensation-related expenses due to timing, and to a lesser extent, decreases in travel expenses and professional and consulting fees.
- Reported and adjusted[3] backlog of $1.3B, compared to reported and adjusted[3] backlog of $1.0B and $1.1B, respectively, at December 31, 2024.

Life Sciences

- Revenue of $3.2M attributable to R2, which is up $1.5M or 88.2%, primarily driven by increases in Glacial Spa unit sales, consumable sales and Glacial fx unit sales outside North America, as well as an increase in Glacial fx unit sales and consumable sales in North America. The increase was partially offset by a decrease in Glacial Rx unit sales in North America.
- Adjusted EBITDA[2] losses down $2.2M year-over-year primarily by a decrease in equity method losses from MediBeacon as Pansend was unable to recognize any losses from MediBeacon due to Pansend's net carrying amount of its investment in MediBeacon being zero, as well as an increase in gross profit at R2, primarily driven by the increase in revenue, and a decrease in SG&A expenses at R2.

Spectrum

- Net Loss of $6.1M[1]
- Adjusted EBITDA[2] decreased slightly by $0.5M year-over-year, primarily driven by the loss of certain customers and a decrease in direct response advertising, which was partially offset by the launch of new networks subsequent to the comparable period.

Non-Operating Corporate

- Adjusted EBITDA[2] losses down $0.5M primarily driven by a decrease in legal fees due to legal matters settled subsequent to the comparable period.

Second Quarter Consolidated Revenue and Adjusted EBITDA[2] of $242.0 million and $15.7 million, respectively

(1) Net income (loss) attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
(3) Adjusted Backlog takes into consideration awarded, but not yet signed contracts.

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Segment Highlights - Infrastructure

DBM Global ("DBMG")

DBM GLOBAL

Overview

- 23.6% revenue decrease primarily driven by the timing and size of projects at Banker Steel, DBMG's commercial structural steel fabrication and erection business, the industrial maintenance and repair business and the construction modeling and detailing business, including the effect of changes in estimated costs to complete those projects recognized in the ordinary course of business in the comparable period, which also had increased activity in the comparable period on certain large commercial construction projects that have since been completed or are nearing completion in the current period.
- Adjusted EBITDA[2] decrease was primarily driven by a decrease in revenue and gross margins DBMG's commercial structural steel fabrication and erection business, a decrease in revenue at Banker Steel and a decrease in revenue and gross margins at the construction modeling and detailing business, due to timing of certain large commercial construction projects that have since been completed or are nearing completion in the current period. This decrease was partially offset by a an improvement in gross margins at the industrial maintenance and repair business, and a decrease in recurring SG&A expenses, primarily driven by a decrease in compensation-related expenses due to timing, and to a lesser extent, decreases in travel expenses and professional and consulting fees.
- Reported backlog and adjusted backlog, which takes into consideration awarded but not yet signed contracts, of $1.3B.

Near-Term Focus

- Convert backlog to revenue while assessing additional opportunities to add to backlog in the commercial and industrial sectors as they come to market.
- Continues to see sizable projects and opportunity in the market and its pipeline for 2025.

Financials

($ millions)		2Q25		2Q24
Revenue	$	233.1	$	305.2
Net Income[1]	$	5.5	$	21.0
Adjusted EBITDA [2]	$	19.3	$	32.5

Trending Backlog

($ millions)



1,500
1,000
500
$822.7
$916.1
$957.2
$1,369.9
~$1,308.9
$1,254.4
2Q24
3Q24
4Q24
1Q25
2Q25
Backlog
Adjusted Backlog

(1) Net income attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.
All data as of June 30, 2025 unless otherwise noted.

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INNOVATE Corp. 2025 ■ Continues to make steady traction in exploring the potential application for transdermal GFR monitoring system with clinicians in hospitals and other settings. ■ Lumitrace® continues to be under review and is on track for approval by the end of the year. ■ R2 grew revenue 88.2% over the prior year quarter ■ R2 experienced gross system unit sales growth of 124.5% over the prior year quarter worldwide. ■ 115.1% increase in patients treated. ■ 28.5% increase in average monthly utilization per Glacial provider. ■ 2Q25 LTM Revenue of $13.4M compared to $4.8M in the comparable period MediBeaconR2 Technologies, Inc. ("R2") (1) Investment-to-date totals and equity ownership percentages are as of June 30, 2025. (2) R2 fully diluted ownership percentage does not take into account the potential note conversion into Series E or F preferred shares. Company Investment to Date Equity % Fully Diluted % R2 Technologies(2) $68.6M 81.0% 72.6% MediBeacon $38.0M 44.7% 39.7% Genovel $4.2M 80.0% 75.2% Triple Ring $0.9M 7.2% 1.6% Scaled Cell Solutions $0.9M 20.1% 20.1% 8 Segment Highlights - Life Sciences Pansend Life Sciences ("Pansend") Summary of Investments(1) $0.6 $1.5 $1.0 $1.7 $3.0 $4.1 $3.1 $3.2 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 R2 Trending Revenue ($ millions)

Segment Highlights - Spectrum

HC2 Broadcasting ("Broadcasting")

HC2 Broadcasting

Overview

- Launched fourth ATSC 3.0 station in collaboration with large mobile carrier.
- In March, filed a petition with the Federal Communications Commission ("FCC") to allow low-powered TV stations to voluntarily convert to 5G broadcast technology. This received wide support during the most recent comment period ending July 1, 2025.

Financials

($ millions)		2Q25		2Q24
Revenue	$	5.7	$	6.2
Net Loss[(1)]	$	(6.1)	$	(5.0)
Adjusted EBITDA [(2)]	$	1.0	$	1.5

Near-Term Focus

- Continuing to pursue commercial opportunities in data casting.
- Returning to growth of the business in the second half of 2025.

Operating Stations Mix

	2Q25
Low Power Television ("LPTV")	200
Class A stations	53
Full-Power stations	3
Total Operating Stations	256
Approximate MHz POPs	2.6 Billion

(1) Net loss attributable to INNOVATE Corp.
(2) See Appendix for reconciliation of Non-GAAP to U.S. GAAP.

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INNOVATE Corp. 2025 (1) Debt Maturity Profile excludes Preferred Stock and operating leases (2) Debt Amortization and Maturity Profile chart presents debt annual amortization and maturity payments, excluding exit fees and interest payments; The above profile does not reflect the impact of the Company's indebtedness refinancing transactions that closed on August 4, 2025. (3) Excludes restricted cash Debt Summary(1) ($ millions) Maturity Jun-25 Dec-24 8.50% Senior Secured Notes 2026 $ 330.0 $ 330.0 7.50% Convertible Senior Notes 2026 48.9 48.9 Line of Credit 2025 20.0 20.0 CGIC Unsecured Note 2026 31.0 31.0 Infrastructure Debt 2030 115.2 144.7 Spectrum Debt 2025 69.7 69.7 Life Science Debt 2025 26.5 24.0 Total Principal Outstanding $ 641.3 $ 668.3 Unamortized OID and DFC (3.7) (5.5) Total Debt $ 637.6 $ 662.8 Cash & Cash Equivalents(3) 33.4 48.8 Net Debt $ 604.2 $ 614.0 Current Credit Picture 10 Debt Amortization and Maturity Profile $118.8 $415.5 $6.4 $5.8 $6.4 $88.4 Holdco Infrastructure Spectrum Life Science 2025 2026 2027 2028 2029 2030 $— $100.0 $200.0 $300.0 $400.0 $500.0 ($ millions) (2)

INNOVATE Corp. 2025 Appendix Select GAAP Financials & Non-GAAP Reconciliations

INNOVATE Corp. 2025 INNOVATE Selected GAAP Financials Income Statement - Unaudited (in millions) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Revenue $ 242.0 $ 313.1 $ 516.2 $ 628.3 Cost of revenue 196.4 247.5 425.1 514.1 Gross profit 45.6 65.6 91.1 114.2 Operating expenses: Selling, general and administrative 35.1 42.9 72.9 82.4 Depreciation and amortization 4.4 4.4 8.8 8.8 Other operating loss (income) 1.2 (10.5) 1.1 (8.6) Income from operations 4.9 28.8 8.3 31.6 Other (expense) income: Interest expense (21.4) (16.5) (41.6) (33.7) Loss from equity investees — (1.1) (5.9) (2.3) Other (expense) income, net (0.3) 0.2 3.7 (1.0) (Loss) income from operations before income taxes (16.8) 11.4 (35.5) (5.4) Income tax (expense) benefit (4.2) 2.5 (11.3) (0.8) Net (loss) income (21.0) 13.9 (46.8) (6.2) Net loss attributable to non-controlling interests and redeemable non-controlling interests 1.2 0.5 2.5 3.2 Net (loss) income attributable to INNOVATE Corp. (19.8) 14.4 (44.3) (3.0) Less: Preferred dividends 2.2 0.3 2.5 0.6 Net (loss) income attributable to common stockholders and participating preferred stockholders $ (22.0) $ 14.1 $ (46.8) $ (3.6) 12

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 13 (in millions) Three Months Ended June 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 5.5 $ (6.5) $ (6.1) $ (12.7) $ — $ (19.8) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 3.1 0.1 1.2 — — 4.4 Depreciation and amortization (included in cost of revenue) 3.0 — — — — 3.0 Other operating loss 1.2 — — — — 1.2 Interest expense 2.4 5.2 3.9 9.9 — 21.4 Other expense (income), net — — 2.3 (2.0) — 0.3 Income tax expense 2.1 — — 2.1 — 4.2 Non-controlling interest 0.6 (1.4) (0.4) — — (1.2) Share-based compensation expense — — — 0.7 — 0.7 Realignment and exit costs 1.4 — 0.1 — — 1.5 Adjusted EBITDA $ 19.3 $ (2.6) $ 1.0 $ (2.0) $ — $ 15.7

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 14 (in millions) Six Months Ended June 30, 2025 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 10.1 $ (14.1) $ (11.5) $ (28.8) $ — $ (44.3) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 6.2 0.2 2.4 — — 8.8 Depreciation and amortization (included in cost of revenue) 6.5 — — — — 6.5 Other operating loss 1.1 — — — — 1.1 Interest expense 4.5 9.7 7.6 19.8 — 41.6 Other (income) expense, net (0.3) (4.5) 4.5 (3.4) — (3.7) Income tax expense 4.4 — — 6.9 — 11.3 Non-controlling interest 1.0 (2.8) (0.7) — — (2.5) Share-based compensation expense — 0.2 — 1.3 — 1.5 Realignment and exit costs 2.5 — 0.1 — — 2.6 Adjusted EBITDA $ 36.0 $ (11.3) $ 2.4 $ (4.2) $ — $ 22.9

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 15 (in millions) Three Months Ended June 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 21.0 $ (3.8) $ (5.0) $ 2.1 $ 0.1 $ 14.4 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 2.9 0.1 1.3 0.1 — 4.4 Depreciation and amortization (included in cost of revenue) 3.8 0.1 — — — 3.9 Other operating (income) loss (10.5) — 0.1 (0.1) — (10.5) Interest expense 2.0 1.0 3.4 10.1 — 16.5 Other (income) expense, net (0.3) (0.3) 2.1 (1.6) (0.1) (0.2) Income tax expense (benefit) 10.9 — — (13.4) — (2.5) Non-controlling interest 2.0 (2.0) (0.5) — — (0.5) Share-based compensation expense — 0.1 — 0.3 — 0.4 Realignment and exit costs 0.7 — — — — 0.7 Acquisition and disposition costs — — 0.1 — — 0.1 Adjusted EBITDA $ 32.5 $ (4.8) $ 1.5 $ (2.5) $ — $ 26.7

INNOVATE Corp. 2025 Reconciliation of U.S. GAAP Income (Loss) to Adjusted EBITDA 16 (in millions) Six Months Ended June 30, 2024 Infrastructure Life Sciences Spectrum Non-Operating Corporate Other and Eliminations INNOVATE Net income (loss) attributable to INNOVATE Corp. $ 25.4 $ (8.3) $ (9.8) $ (10.4) $ 0.1 $ (3.0) Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation and amortization 5.9 0.2 2.6 0.1 — 8.8 Depreciation and amortization (included in cost of revenue) 7.8 0.1 — — — 7.9 Other operating (income) loss (8.9) — 0.1 0.2 — (8.6) Interest expense 4.7 1.9 6.8 20.3 — 33.7 Other (income) expense, net (1.1) 1.7 4.1 (3.6) (0.1) 1.0 Income tax expense (benefit) 13.4 — — (12.6) — 0.8 Non-controlling interest 2.4 (4.8) (0.8) — — (3.2) Share-based compensation expense — 0.2 — 0.6 — 0.8 Realignment and exit costs 1.2 — — — — 1.2 Acquisition and disposition costs — — 0.1 — — 0.1 Adjusted EBITDA $ 50.8 $ (9.0) $ 3.1 $ (5.4) $ — $ 39.5